906 CERTIFICATIONS

                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Veritas DGC Inc. (the "Company") for the year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, David B. Robson, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 14, 2003

/s/ DAVID B. ROBSON
-------------------
David B. Robson
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Veritas DGC Inc. and will be retained by Veritas DGC Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                       55